SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ---------------------

                                 March 31, 2004

                Date of Report (Date of earliest event reported)


                           Marlton Technologies, Inc.
             (Exact name of registrant as specified in its charter)


 Pennsylvania                      1-7708                    22-18225970
(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
Incorporation)

2828 Charter Road
Philadelphia, PA                                               19154
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (215) 676-6900

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Item 5.  Other Events and Regulation FD Disclosure

See the information set forth in the Notification of Late Filing on Form 12b-25 dated March 31, 2004, annexed hereto as exhibit 99.1.


Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits


         99.1   Notification of Late Filing on Form 12b-25 dated March 31, 2004

Item 12.   Results of Operations and Financial Condition.

See the information set forth in the Notification of Late Filing on Form 12b-25 dated March 31, 2004, annexed hereto as exhibit 99.1.

                                                         SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                Marlton Technologies, Inc.


                             By: /s/ Stephen P. Rolf
                                     ---------------
                                     Stephen P. Rolf, Chief Financial Officer



Dated:   April 2, 2004